UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 10, 2021

RUSH STREET INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39232	84-3626708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 N. Michigan Avenue, Suite 950

Chicago, Illinois 60611

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 915-2815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RSI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 10, 2021, Rush Street Interactive, Inc. held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).

The following matters were voted upon at the Annual Meeting:

1.	To elect three director nominees as Class I directors to our Board of Directors; and

2.	The ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

The following are the final voting results for each of the items voted upon at the Annual Meeting:

			Broker
Election of Class I Directors:	For	Withheld	Non-Votes
Judith Gold	187,527,145	327,073	6,506,624
Paul Wierbicki	187,475,761	378,457	6,506,624
Harry You	182,353,896	5,500,322	6,506,624

Ratification of the appointment of WithumSmith+Brown, PC:
For			193,208,440
Against			44,203
Abstain			1,108,199

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH STREET INTERACTIVE, INC.

	By:	/s/ Kyle Sauers
Name: Kyle Sauers
Title: Chief Financial Officer

Dated: June 11, 2021